OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2019
OTHER LONG-TERM LIABILITIES [Abstract]
OTHER NON-CURRENT LIABILITIES

21.	OTHER NON-CURRENT LIABILITIES

(in thousands of $)	2019	2018
Day 1 gain deferred revenue (1)	(53,884)	(63,834)
Pension obligations (see note 22)	(34,720)	(32,972)
Deferred commissioning period revenue (2)	(22,855)	(27,076)
Guarantees issued to Golar Partners and Golar Power (see note 25)	(16,417)	(14,770)
Non-current portion of operating lease liabilities (see note 11)	(6,481)	—
Other (3)	(8,293)	(6,912)
	(142,650)	(145,564)

(1) This represents the corresponding liability upon recognition of the LTA derivative asset. This deferred gain is amortized and recognized as part of "Liquefaction services revenue" in the consolidated statements of operations evenly over the LTA contract term, with this commencing on the customer's acceptance of the Hilli. The initial amount recognized was $79.6 million, of which $53.9 million is non-current at December 31, 2019. The current portion of the Day 1 gain deferred revenue is included in "Other current liabilities" (see note 20).

(2) This represents customer billing during the commissioning period, prior to vessel acceptance and commencement of the contract term, which is considered an upfront payment for services. These amounts billed are recognized as part of "Liquefaction services revenue" in the consolidated statements of operations evenly over the LTA contract term, with this commencing on the customer's acceptance of the Hilli. The initial amount recognized was $33.8 million, of which $22.9 million is non-current at December 31, 2019. The current portion of Deferred commissioning period billing is included in "Other current liabilities" (see note 20).

(3) Included in "Other" is an asset retirement obligation of $4.7 million and $4.4 million for the years ended December 31, 2019 and 2018, respectively. The corresponding asset of $4.7 million is recorded within vessels and equipment, net (see note 16).